Exhibit 31.6

CERTIFICATION OF CHIEF FINANCIAL OFFICER,
PURSUANT TO RULE 13a-14(a) UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, Kevin Murphy, certify that:

1. I have reviewed this report: Amendment No.1 on Form 10-Q/A of SteeCloud, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 21, 2005

By: /s/ Kevin Murphy
Name: Kevin Murphy Title: Chief Financial Officer